UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report: September 1, 2015
(Date of earliest event reported): August 28, 2015

 SUNOCO LOGISTICS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3807 West Chester Pike, Newtown Square, PA	19073
(Address of principal executive offices)	(Zip Code)
(866) 248-4344
(Registrant’s telephone number, including area code)
1818 Market Street, Suite 1500, Philadelphia, PA 19103
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 28, 2015, Sunoco Partners LLC, the general partner (the “General Partner”) of Sunoco Logistics Partners L.P. (the “Partnership”), executed and filed with the Secretary of State of the State of Delaware an amendment (the “Certificate Amendment”) to the Certificate of Limited Partnership of the Partnership to change the address of the General Partner to 3807 West Chester Pike, Newtown Square, Pennsylvania 19073.
On August 28, 2015, the General Partner executed Amendment No. 5 (the “Partnership Agreement Amendment”) to the Partnership’s Third Amended and Restated Agreement of Limited Partnership to change the principal office of the Partnership and the address of the General Partner to 3807 West Chester Pike, Newtown Square, Pennsylvania 19073.
A copy of the Certificate Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the Partnership Agreement Amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description
3.1	Amendment to the Certificate of Limited Partnership of Sunoco Logistics Partners L.P. dated as of August 28, 2015
3.2	Amendment No. 5 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P. dated as of August 28, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

By:	Sunoco Partners LLC, Its General Partner

	By:	/s/ KATHLEEN SHEA-BALLAY
Kathleen Shea-Ballay Senior Vice President, General Counsel and Secretary
Dated: September 1, 2015
Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.1	Amendment to the Certificate of Limited Partnership of Sunoco Logistics Partners L.P. dated as of August 28, 2015
3.2	Amendment No. 5 to Third Amended and Restated Agreement of Limited Partnership of Sunoco Logistics Partners L.P. dated as of August 28, 2015